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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 9, 2007

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                000-50414            52-2208264
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    (State or Other Jurisdiction     (Commission          (IRS Employer
          of Incorporation)          File Number)       Identification No.)

     20425 Seneca Meadows Parkway, Germantown, Maryland        20876
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        (Address of Principal Executive Offices)            (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 9, 2007, Advancis Pharmaceutical Corporation (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with selected accredited investors (the "Investors"), to sell an aggregate of 10,155,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase 7,616,250 shares of Common Stock at an exercise price of $2.27 (the "Warrants," and together with the Shares, the "Units"), at a price of $2.36375 per Unit, which will result in gross proceeds to the Company of approximately $24.0 million (the "Offering"). The Warrants have a term of five years. Pacific Growth Equities, LLP acted as the Company's placement agent for the Units issued in the Offering.

         The Securities Purchase Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K. A copy of the press release announcing the pricing of the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In connection with the Offering, the Company entered into a Registration Rights Agreement with the Investors, pursuant to which the Company granted the Investors certain registration rights with respect to the Shares. The Shares sold to the Investors have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. The form of the Registration Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         The Company expects the Offering of the Units will result in gross proceeds to the Company of approximately $24.0 million.

         The Offering was made only to accredited investors, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Units offered and sold to the Investors have not been registered under the Securities Act or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder.

         Additional information regarding the Units and the Offering is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits

Exhibit   Description
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4.1       Form of Registration Rights Agreement dated April 9, 2007
10.2 Securities Purchase Agreement dated April 9, 2007, including the form of Warrant attached hereto.
99.1      Press Release issued April 9, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADVANCIS PHARMACEUTICAL CORPORATION


Date: April 12, 2007                         By: /s/ Robert C. Low
                                                 -------------------------------
                                                 Robert C. Low
                                                 Vice President, Finance and
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit   Description
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4.1       Form of Registration Rights Agreement dated April 9, 2007
10.2 Securities Purchase Agreement dated April 9, 2007, including the form of Warrant attached hereto.
99.1      Press Release issued April 9, 2007